Reporting Person: Arthur G. Altschul, Jr. (1)

Issuer Name and Ticker Symbol:      Valentis, Inc. (VLTS)

Date of Event Requiring Statement:  02/18/04

Joint Filer Information

Each of the following filers has designated Arthur G. Altschul, Jr. as the "Designated Filer" for purposes of the attached Form 4.

                           (i) Diaz & Altschul Capital Management, LLC 950 Third Avenue
                                     New York, NY  10022

                           (ii)      Diaz & Altschul Advisors, LLC
                                     950 Third Avenue
                                     New York, NY  10022

                           (iii)     Delta Opportunity Fund, Ltd.
                                     950 Third Avenue
                                     New York, NY  10022

                           (iv)      Reinaldo M. Diaz
                                     950 Third Avenue
                                     New York, NY  10022

                           (v)       Diaz & Altschul Management, LLC
                                     950 Third Avenue
                                     New York, NY  10022

                           (vi) Delta Opportunity Fund (Institutional), LLC 950 Third Avenue
                                     New York, NY  10022



Date: February 20, 2004    DIAZ & ALTSCHUL CAPITAL

                                MANAGEMENT, LLC

                                By:    /s/  Christopher S. Mooney
                                       -------------------------------
                                       Name: Christopher S. Mooney
                                       Title: Chief Financial Officer

Date: February 20, 2004    DIAZ & ALTSCHUL ADVISORS, LLC

                                By:    /s/  Christopher S. Mooney
                                      --------------------------------
                                       Name: Christopher S. Mooney
                                       Title: Chief Financial Officer


Date: February 20, 2004    DELTA OPPORTUNITY FUND, LTD.

                                By:    DIAZ & ALTSCHUL ADVISORS, LLC,
                                       as investment advisor

                                By:    /s/  Christopher S. Mooney
                                      ---------------------------------
                                       Name: Christopher S. Mooney
                                       Title: Chief Financial Officer


Date: February 20, 2004         By:    /s/  Reinaldo M. Diaz
                                       --------------------------------
                                       Reinaldo M. Diaz


Date: February 20, 2004    DIAZ & ALTSCHUL MANAGEMENT, LLC

                                By:   /s/  Christopher S. Mooney
                                      ---------------------------------
                                      Name: Christopher S. Mooney
                                      Title: Chief Financial Officer


Date: February 20, 2004    DELTA OPPORTUNITY FUND
                                      (INSTITUTIONAL), LLC

                                By:   DIAZ & ALTSCHUL MANAGEMENT, LLC,
                                      Managing Member

                                By:   /s/  Christopher S. Mooney
                                      ---------------------------------
                                      Name: Christopher S. Mooney
                                      Title: Chief Financial Officer